PROMISSORY NOTE


$12,500,000.00                   Houston, Texas                December 31, 1994


                   FOR VALUE RECEIVED and WITHOUT GRACE, the undersigned (collectively, "Maker"), jointly and severally, promise to pay to the order of Bank One, Texas, National Association ("Payee"), at its banking quarters in Houston, Harris County, Texas, the sum of Twelve Million Five Hundred Thousand and No/100 Dollars ($12,500,000.00), or so much thereof as may be advanced against this Note pursuant to the Restated Revolving Credit and Security Agreement dated of even date herewith by and among Maker and Payee (as amended, restated, or supplemented from time to time, the "Credit Agreement"), together with interest at the rates and calculated as provided in the Credit Agreement.

                   Reference is hereby made to the Credit Agreement for matters governed thereby, including, without limitation, certain events which will entitle the holder hereof to accelerate the maturity of all amounts due hereunder. Capitalized terms used but not defined in this Note shall have the meanings assigned to such terms in the Credit Agreement.

                   This Note is issued pursuant to, is the "Bank One Note" under, and is payable as provided in the Credit Agreement. This Note is issued, in part, in renewal, increase, and extension of the outstanding indebtedness evidenced by that certain Master Revolving Promissory Note executed on or about March 18, 1994, in the maximum amount of $10,000,000.00, executed by certain of the parties constituting the Maker, to the order of Payee. Subject to compliance with applicable provisions of the Credit Agreement, Maker may at any time pay the full amount or any part of this Note without the payment of any premium or fee, but such payment shall not, until this Note is fully paid and satisfied, excuse the payment as it becomes due of any payment on this Note provided for in the Credit Agreement.

                   Without being limited thereto or thereby, this Note is secured by, among other things, the collateral described in Section 5 of the Credit Agreement.

                   THIS NOTE SHALL BE GOVERNED AND CONTROLLED BY THE LAWS OF THE STATE OF TEXAS WITHOUT GIVING EFFECT TO PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW; PROVIDED, HOWEVER, THAT VERNON'S TEXAS CIVIL STATUTES, ARTICLE 5069,
                                         --------------------

CHAPTER 15 (WHICH REGULATES CERTAIN REVOLVING CREDIT LOAN ACCOUNTS AND REVOLVING TRIPARTY ACCOUNTS) SHALL NOT APPLY TO THIS NOTE.


                                          SEITEL, INC.


                                          By: /s/ Debra D. Valice
                                             --------------------------------
                                             Debra D. Valice, Vice President
                                             of Finance, Chief Financial
                                             Officer, Treasurer, and
                                             Secretary



                                          SEITEL DATA CORP.


                                          By: /s/ Debra D. Valice
                                             --------------------------------
                                             Debra D. Valice,
                                             Secretary and Treasurer


                                          SEITEL GEOPHYSICAL, INC.


                                          By: /s/ Debra D. Valice
                                             --------------------------------
                                             Debra D. Valice,
                                             Secretary and Treasurer


                                          SEITEL OFFSHORE CORP.


                                          By: /s/ Debra D. Valice
                                             --------------------------------
                                             Debra D. Valice,
                                             Secretary and Treasurer


                                          EXSOL, INC.


                                          By: /s/ Debra D. Valice
                                             --------------------------------
                                             Debra D. Valice,
                                             Secretary and Treasurer